**********************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                             Jan-97
Household Private Label Credit Card Master Trust            20-Feb-97
**********************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate                                                 8.649%
   Annualized Gross Cash Yield                                 21.448%
   Annualized Default Rate                                      6.800%
   Annualized Portfolio Yield                                  14.648%

Delinquency status of accounts:
(Gross/Gross
   30 - 59 days (Del Stat 1) ($)                        59,789,801.39
   30 - 59 days (Del Stat 1) (%)                                 4.57%
   60 - 89 days (Del Stat 2) ($)                        26,603,520.79
   60 - 89 days (Del Stat 2) (%)                                 2.04%
   90+ days (Del Stat 3+)($)                            93,102,670.14
   90+ days (Del Stat 3+)(%)                                     7.12%
        Total ($)                                      179,495,992.32
        Total (%)                                               13.73%

Collections
   Principal (discount applied)                         86,745,212.18
   Finance Charge & Fees (discount applied)             21,784,920.21
   Other                                                         0.00
   Allocated Recoveries                                    644,260.38
   Total                                               109,174,392.77

Aggregate Principal Shortfalls for Group 1                       0.00

Adjustment Payments                                              0.00
Transfer Deposit Amount                                          0.00

Charge-Off Activity
   Defaulted Receivables                                 7,110,828.87
   Defaulted Receivables Repurchased Pursuant to                 0.00
   Defaulted Receivables Repurchased Pursuant to                 0.00
   Defaulted Amount                                      7,110,828.87

*** Reallocated Investor Finance Charge and Administrative Collections


Reallocated Investor Finance Charge and Administr        2,369,801.45
Investor Defaulted Amount                                  804,902.96
Series Adjusted Portfolio Yield                                13.220%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                68.0754717%
Fixed Class A Invested Percentage                          82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]           458,046.88
Overdue Class A Monthly Interest (Due) [Section 4                0.00
Class A Additional Interest (Due) [Section 4.08(a                0.00
Overdue Class A Additional Interest (Due) [Sectio                0.00
Class A Investor Default Amount                            547,941.49
Allocable Servicing Fee (Due) [Section 3]                  236,742.42
Previously unpaid Allocable Servicing Fee                        0.00

Class A Required Amount [Section 4.10 (a)]                       0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amo                0.00
     From Cash Collateral Account Withdrawls [Sec                0.00
     From Subordinated Principal Collections [Sec                0.00
     Total ("Funded Class A Required Amount")                    0.00

Class A Invested Percentage of Reallocated FC&A [        1,613,253.52
Amount that constitutes Excess FC&A [Section 4.11          370,522.73
Funded Class A Required Amount                                   0.00
Excess Reallocated FC&A to cover previously unpai                0.00
Total Available for Class A Invested Percentage A        1,242,730.79

Class A Monthly Interest (Paid)                            458,046.88
Overdue Class A Monthly Interest (Paid)                          0.00
Class A Additional Interest (Paid)                               0.00
Overdue Class A Additional Interest (Paid)                       0.00
Reimb. of Class A Investor Default Amount (Paid)           547,941.49
Allocable Servicing Fee (Paid)                             236,742.42
Previously unpaid Allocable Servicing Fee (Paid)                 0.00

Class A Interest Shortfall                                       0.00
Class A Additional Interest Shortfall                            0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                19.9245283%
Fixed Class B Invested Percentage                           6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]           141,562.50
Overdue Class B Monthly Interest (Due) [Section 4                0.00
Class B Additional Interest (Due) [Section 4.08(b                0.00
Overdue Class B Additional Interest (Due) [Sectio                0.00
Class B Investor Default Amount                            160,373.12

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative E                0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c                0.00
     From Cash Collateral Account Withdrawl [Sect                0.00
     From Subordinated Principal Collections allo                0.00
     Total Funded                                                0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d          160,373.12
     From Cash Collateral Account Withdrawl [Sect                0.00
     From Subordinated Principal Collections allo                0.00
     Total Funded                                          160,373.12

Class B Invested Percentage of Reallocated FC&A [          472,171.76
Amount that constitutes Excess FC&A [Section 4.11          330,609.26
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative E                0.00
Funded Class B Default Amount                              160,373.12
Total Available for Class B Floating Allocations           301,935.62

Class B Monthly Interest (Paid)                            141,562.50
Overdue Class B Monthly Interest (Paid)                          0.00
Class B Additional Interest (Paid)                               0.00
Overdue Class B Additional Interest (Paid)                       0.00
Reimbursement Class B Investor Default Amount (Pa          160,373.12

Class B Interest Shortfall                                       0.00
Class B Addtional Interest Shortfall                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                             12.0000000%
Fixed Collateral Invested Percentage                       12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c           72,784.40
Overdue Collateral Monthly Interest (Due) [Sectio                0.00
Collateral Additional Interest (Due) [Section 4.0                0.00
Overdue Collateral Additional Interest (Due) [Sec                0.00
Collateral Investor Default Amount                          96,588.36

Collateral Invested Percentage of Reallocated FC&          284,376.17
Amount that constitutes Excess FC&A [Section 4.11          284,376.17
From Excess Reallocated FC&A to Fund Collateral I           96,588.36
Total Available for Collateral Invested Percentag           96,588.36

Collateral Monthly Interest (Paid)                          72,784.40
Overdue Collateral Monthly Interest (Paid)                       0.00
Collateral Additional Interest (Paid)                            0.00
Overdue Collateral Additional Interest (Paid)                    0.00
Reimbursement of Collateral Default Amount (Paid)           96,588.36

Collateral Interest Shortfall                                    0.00
Collateral Additional Interest Shortfall                         0.00

Series 1994-1 Monthly Interest
    Collateral Rate Cap                                     6.4453100%
    Collateral Monthly Interest (Subject to Colla           72,784.40
    Series 1994-1 Monthly Interest                         672,393.78

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.          370,522.73
      Excess Class B Reallocated FC&A [Section 4.          330,609.26
      Excess Collateral Interest Reallocated FC&A          284,376.17
         Total                                             985,508.16
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section                0.00
    Allocated to reimburse Class A Investor Charg                0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                 0.00
    Allocated to fund the Class B Investor Defaul          160,373.12
    Allocated to reimburse Class B Invested Amoun                0.00
    Allocated to Collateral Monthly Interest [Sec           72,784.40
    Allocated to unpaid Allocated Servicing Fee f                0.00
    Allocated to fund the Collateral Default Amou           96,588.36
    Allocated to reimburse Collateral Invested Am                0.00
    Allocated to the Cash Collateral Account [Sec                0.00
    Allocated pursuant to the Collateral Agreemen          655,762.28

Subordinated Principal Collections [Section 4.15]        8,275,556.89
   Allocated to Class A Required Amount [Section                 0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                 0.00
    Allocated to fund the Class B Investor Defaul                0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount                       0.00
    Accumulation Period Amount                   N/A
    Accumulation Period Length                   N/A
         Accumulation Period?                    NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Not Triggered
   Other Amortization Events                     Not Triggered
Transaction Period                               CONT. AMORT.

Principal Allocation Percentage                            59.7664171%

Available Investor Principal Collections
     Investor Principal Collections                     23,519,896.96
     Subordinated Principal Collections                          0.00
     Series Allocable Miscellaneous Payments                     0.00
     Series 1994-1 Excess Principal Collections          1,198,980.73
     [Subordinated Series Reallocated Principal C                0.00
  Available Investor Principal Collections              24,718,877.69

Collateral Principal Collections                         3,207,258.68

Class A Controlled Amortization Amount                  25,625,000.00
Class A Controlled Distribution Amount                  25,625,000.00
Class A Monthly Principal (Due) [Section 4.09(a)]       25,625,000.00
Class A Monthly Principal (Paid)                        25,625,000.00
Class A Deficit Controlled Amortization Amount                   0.00

Total Available to Pay Class B Monthly Principal                 0.00
Class B Controlled Amortization Amount                           0.00
Class B Controlled Distribution Amount                           0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                0.00
Class B Monthly Principal (Paid)                                 0.00
Class B Deficit Controlled Amortization Amount                   0.00

Available Investor Prin. Collecions (after paying                0.00

Collateral Monthly Principal (Due) [Section 4.09(        2,301,136.37
Collateral Monthly Principal (Paid)                      2,301,136.37

Series 1994-1 Principal Shortfall                        1,198,980.73
Trust Excess Principal Collections                               0.00


*** Funding Accounts ***

Principal Funding Account deposit                                0.00
Withdraw of Funded Deficit Controlled Amortizatio                0.00
Withdraw of Excess (Paid to Seller)                              0.00
Principal Funding Account Balance                                0.00

Funded Deficit Controlled Amortization Amount                    0.00

[ Class B Principal Funding Account deposits                     0.00
 Principal Distributed to Class B Certificatehold                0.00
 Class B Principal Funding Account Balance       N/A

 Class A Interest Payment/Deposit
   from Collection Account                                 458,046.88
   from Principal Funding Account                                0.00
   Paid to Class A Certificateholders                      458,046.88
   Interest Funding Account Balance                              0.00

 Class B Interest Payment/Deposit
   from Collection Account                                 141,562.50
   from Principal Funding Account                                0.00
   Paid to Class B Certificateholders                      141,562.50
   Interest Funding Account Balance]                             0.00

Class A Investor Charge-Offs                                     0.00
Reimbursement of Class A Investor Charge-Offs                    0.00
Cumulative Unreimbursed Class A Investor Charge-O                0.00

Reduction of Class B Invested Amount (Other than                 0.00
Class B Investor Charge-Offs                                     0.00
Reimbursement of Class B Investor Charge-Offs                    0.00
Cumulative Unreimbursed Class B Investor Charge-O                0.00

Reduction of the Collateral Invested Amount (Othe                0.00
Collateral Charge-Offs                                           0.00
Reimbursement of Collateral Invested Amount reduc                0.00
Cumulative Unreimbursed Collateral Invested Amoun                0.00
Previous month's ending Collateral Invested Amoun       13,551,136.37
Current Month's ending Collateral Invested Amount       11,250,000.00

Unpaid current Allocated Servicing Fee                           0.00
Reimbursement of unpaid Allocated Servicing Fee                  0.00
Cumulative unreimbursed unpaid Allocated Serving                 0.00

Total Distributions to Class A, B, CIA  (principa       29,403,433.12

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]       1,254,885,329.03
Average Principal outstanding based upon addition    1,254,885,329.03
Principal Receivables outstanding [End of Month]     1,193,550,884.41
Finance Charge and Administrative Receivables out      113,674,918.53

Class A Invested Amount                                 51,250,000.00
Class B Invested Amount                                 22,500,000.00
Collateral Invested Amount                              11,250,000.00
Invested Amount                                         85,000,000.00

Series Adjusted Invested Amount                        375,000,000.00
    Revolving or Accumulation Period                   375,000,000.00
    Controlled Amortization  Period                    375,000,000.00
        Seller Specified Numerator                               0.00
        125% Amount                                              0.00
    Early Amortization  Period                   N/A

Series Required Seller Amount                           37,500,000.00
Required Collateral Amount                              11,250,000.00
Available Collateral Amount                             11,250,000.00

Class A Certificate Balance                             51,250,000.00
Class B Certificate Balance                             22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                 0.00
   Deposit of Excess Collections                                 0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                0.00
      To reimburse Class A Investor Charge-Offs                  0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                 0.00
      To fund the Class B Investor Default Amount                0.00
      To reimburse Class B Invested Amount reduct                0.00
             Total                                               0.00
   Deposit of Collateral Monthly Principal               2,301,136.37
   Net Available                                         2,301,136.37
   Required Cash Collateral Amount                               0.00
   Collateral Surplus                                    2,301,136.37
   Cash Collateral Account Surplus                       2,301,136.37
   End Balance                                                   0.00

Collateral Surplus (Prime)                                       0.01
Cash Collateral Account Surplus (Prime)                          0.00

**********************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust            20-Feb-97
**********************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                84.822917
   2. Principal distribution per $1,000 interest            83.333333
   3. Interest distribution per $1,000 interest

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                            109,174,392.77
      (b) Collections of Finance Charge & Adminis       22,429,180.59
      (c) Collections of Principal                      86,745,212.18

   2. Allocation of Receivables
      (a) Class A Invested Percentage                      68.0754717%
      (b) Principal Allocation Percentage                  59.7664171%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                          0.000000
      (b) Total amount on deposit in Principal
          Funding Account                                    0.000000

   4. Delinquent Balances                           (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)              59,789,801.39
                                    (%)                          4.57%
      (b) 60 - 89 days (Del Stat 2) -- ($)              26,603,520.79
                                     (%)                         2.04%
      (c) 90+ days (Del Stat 3+) -- ($)                 93,102,670.14
                                               (%                7.12%

   5. Class A Investor Default Amount                      547,941.49


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Dat                0.00
      (b) The amount of Item 6(a) per $1,000 inte                0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                   0.00
      (d) The amount of Item 6(c) per $1,000 inte                0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such P                0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date             236,742.42

   8. Deficit Controlled Amortization Amount for                 0.00

C. Class A Pool Factor                                    0.166666667

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                    1,193,550,884.41

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the precedin      113,674,918.53

E. Class B Certificates

   1. Class B Invested Amount as of the end of th       22,500,000.00

   2. Available Collateral Invested Amount as of        11,250,000.00

**********************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1
**********************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                6.2916667
   2. Principal distribution per $1,000 interest            0.0000000
   3. Interest distribution per $1,000 interest             6.2916667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                            109,174,392.77
      (b) Collections of FC&A                           22,429,180.59
      (c) Collections of Principal                      86,745,212.18

   2. Allocation of Receivables
      (a) Class B Invested Percentage                      19.9245283%
      (b) Principal Allocation Percentage                  59.7664171%

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                            NA
      (b) Total amount on deposit in Principal
          Funding Account                                          NA

   4. Delinquent Balances                       (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)              59,789,801.39
                                    (%)                          4.57%
      (b) 60 - 89 days (Del Stat 2) -- ($)              26,603,520.79
                                     (%)                         2.04%
      (c) 90+ days (Del Stat 3+) -- ($)                 93,102,670.14
                                               (%                7.12%

   5. Class B Investor Default Amount                      160,373.12


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                           0.00
      (b) The amount of Item 6(a) per $1,000 inte                0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductio                0.00
      (d) The amount of Item 6(c) per $1,000 inte                0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such P                0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                    0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                           0.00%

   8. Available Collateral Invested Amount              11,250,000.00

   9. Deficit Controlled Amortization Amount for                 0.00

C. Class B Pool Factor                                     1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                    1,193,550,884.41

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the precedin      113,674,918.53

**********************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                             Jan-97
Household Private Label Credit Card Master Trust            20-Feb-97
**********************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate                                                 8.649%
   Annualized Gross Cash Yield                                 21.448%
   Annualized Default Rate                                      6.800%
   Annualized Portfolio Yield                                  14.648%

Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                        59,789,801.39
   30 - 59 days (Del Stat 1) (%)                                 4.57%
   60 - 89 days (Del Stat 2) ($)                        26,603,520.79
   60 - 89 days (Del Stat 2) (%)                                 2.04%
   90+ days (Del Stat 3+)($)                            93,102,670.14
   90+ days (Del Stat 3+)(%)                                     7.12%
        Total ($)                                      179,495,992.32
        Total (%)                                               13.73%

Collections
   Principal (discount applied)                         86,745,212.18
   Finance Charge (discount applied)                    21,784,920.21
   Other                                                         0.00
   Allocated Recoveries                                    644,260.38
   Total                                               109,174,392.77

Aggregate Principal Shortfalls for Group 1                       0.00

Adjustment Payments                                              0.00
Transfer Deposit Amount                                          0.00

Charge-Off Activity
   Defaulted Receivables                                 7,110,828.87
   Defaulted Receivables Repurchased Pursuant to                 0.00
   Defaulted Receivables Repurchased Pursuant to                 0.00
   Defaulted Amount                                      7,110,828.87

*** Reallocated Investor Finance Charge and Administrative Collections
*

Reallocated Investor Finance Charge and Administr        6,871,605.39
Investor Defaulted Amount                                2,124,943.82
Series Adjusted Portfolio Yield                                15.189%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                82.0000000%
Fixed Class A Invested Percentage                          82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]         1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4                0.00
Class A Additional Interest (Due) [Section 4.08(a                0.00
Overdue Class A Additional Interest (Due) [Sectio                0.00
Class A Investor Default Amount                          1,742,453.93
Allocable Servicing Fee (Due) [Section 3]                  625,000.00
Previously unpaid Allocable Servicing Fee                        0.00

Class A Required Amount [Section 4.10 (a)]                       0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amo                0.00
     From Cash Collateral Account Withdrawls [Sec                0.00
     From Subordinated Principal Collections [Sec                0.00
     Total ("Funded Class A Required Amount")                    0.00

Class A Invested Percentage of Reallocated FC&A [        5,634,716.42
Amount that constitutes Excess FC&A [Section 4.11        1,268,512.49
Funded Class A Required Amount                                   0.00
Excess Reallocated FC&A to cover previously unpai                0.00
Total Available for Class A Invested Percentage A        4,366,203.93

Class A Monthly Interest (Paid)                          1,998,750.00
Overdue Class A Monthly Interest (Paid)                          0.00
Class A Additional Interest (Paid)                               0.00
Overdue Class A Additional Interest (Paid)                       0.00
Reimb. of Class A Investor Default Amount (Paid)         1,742,453.93
Allocable Servicing Fee (Paid)                             625,000.00
Previously unpaid Allocable Servicing Fee (Paid)                 0.00

Class A Interest Shortfall                                       0.00
Class A Additional Interest Shortfall                            0.00
                                                                 0.00%
*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                 6.0000000%
Fixed Class B Invested Percentage                           6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]           150,000.00
Overdue Class B Monthly Interest (Due) [Section 4                0.00
Class B Additional Interest (Due) [Section 4.08(b                0.00
Overdue Class B Additional Interest (Due) [Sectio                0.00
Class B Investor Default Amount                            127,496.63

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative E                0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c                0.00
     From Cash Collateral Account Withdrawl [Sect                0.00
     From Subordinated Principal Collections allo                0.00
     Total Funded                                                0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d          127,496.63
     From Cash Collateral Account Withdrawl [Sect                0.00
     From Subordinated Principal Collections allo                0.00
     Total Funded                                          127,496.63
                                                                    0
Class B Invested Percentage of Reallocated FC&A [          412,296.32
Amount that constitutes Excess FC&A [Section 4.11          262,296.32
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative E                0.00
Funded Class B Default Amount                              127,496.63
Total Available for Class B Floating Allocations           277,496.63

Class B Monthly Interest (Paid)                            150,000.00
Overdue Class B Monthly Interest (Paid)                          0.00
Class B Additional Interest (Paid)                               0.00
Overdue Class B Additional Interest (Paid)                       0.00
Reimbursement Class B Investor Default Amount (Pa          127,496.63

Class B Interest Shortfall                                       0.00
Class B Addtional Interest Shortfall                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                             12.0000000%
Fixed Collateral Invested Percentage                       12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c          241,699.13
Overdue Collateral Monthly Interest (Due) [Sectio                0.00
Collateral Additional Interest (Due) [Section 4.0                0.00
Overdue Collateral Additional Interest (Due) [Sec                0.00
Collateral Investor Default Amount                         254,993.26

Collateral Invested Percentage of Reallocated FC&          824,592.65
Amount that constitutes Excess FC&A [Section 4.11          824,592.65
From Excess Reallocated FC&A to Fund Collateral I          254,993.26
Total Available for Collateral Invested Percentag          254,993.26

Collateral Monthly Interest (Paid)                         241,699.13
Overdue Collateral Monthly Interest (Paid)                       0.00
Collateral Additional Interest (Paid)                            0.00
Overdue Collateral Additional Interest (Paid)                    0.00
Reimbursement of Collateral Default Amount (Paid)          254,993.26

Collateral Interest Shortfall                                    0.00
Collateral Additional Interest Shortfall                         0.00

Series 1994-2 Monthly Interest
    Collateral Rate Cap                                     6.4453100%
    Collateral Monthly Interest (Subject to Colla          241,699.13
    Series 1994-2 Monthly Interest                       2,390,449.13

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.        1,268,512.49
      Excess Class B Reallocated FC&A [Section 4.          262,296.32
      Excess Collateral Interest Reallocated FC&A          824,592.65
         Total                                           2,355,401.46
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section                0.00
    Allocated to reimburse Class A Investor Charg                0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                 0.00
    Allocated to fund the Class B Investor Defaul          127,496.63
    Allocated to reimburse Class B Invested Amoun                0.00
    Allocated to Collateral Monthly Interest [Sec          241,699.13
    Allocated to unpaid Allocated Servicing Fee f                0.00
    Allocated to fund the Collateral Default Amou          254,993.26
    Allocated to reimburse Collateral Invested Am                0.00
    Allocated to the Cash Collateral Account [Sec                0.00
    Allocated pursuant to the Collateral Agreemen        1,731,212.44

Subordinated Principal Collections [Section 4.15]        4,666,005.48
   Allocated to Class A Required Amount [Section                 0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                 0.00
    Allocated to fund the Class B Investor Defaul                0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount       N/A
    Accumulation Period Amount                   N/A
    Accumulation Period Length                   N/A
         Accumulation Period?                    NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Not Triggered
   Other Amortization Events                     Not Triggered
Transaction Period                               REVOLVING

Principal Allocation Percentage                            59.7664171%

Available Investor Principal Collections
     Investor Principal Collections                     24,681,532.91
     Subordinated Principal Collections                          0.00
     Series Allocable Miscellaneous Payments                     0.00
     Series 1994-2 Excess Principal Collections                  0.00
     [Subordinated Series Reallocated Principal C                0.00
  Available Investor Principal Collections              24,681,532.91

Collateral Principal Collections                         3,365,663.58

Class A Controlled Amortization Amount                           0.00
Class A Controlled Distribution Amount                           0.00
Class A Monthly Principal (Due) [Section 4.09(a)]                0.00
Class A Monthly Principal (Paid)                                 0.00
Class A Deficit Controlled Amortization Amount                   0.00

Total Available to Pay Class B Monthly Principal        28,047,196.49
Class B Controlled Amortization Amount                           0.00
Class B Controlled Distribution Amount                           0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                0.00
Class B Monthly Principal (Paid)                                 0.00
Class B Deficit Controlled Amortization Amount                   0.00

Available Investor Prin. Collecions (after paying       24,681,532.91

Collateral Monthly Principal (Due) [Section 4.09(                0.00
Collateral Monthly Principal (Paid)                              0.00

Series 1994-2 Principal Shortfall                                0.00
Trust Excess Principal Collections                      28,047,196.49


*** Funding Accounts ***

Principal Funding Account deposit                                0.00
Withdraw of Funded Deficit Controlled Amortizatio                0.00
Withdraw of Excess (Paid to Seller)                              0.00
Principal Funding Account Balance                                0.00

Funded Deficit Controlled Amortization Amount                    0.00

[ Class B Principal Funding Account deposits                     0.00
 Principal Distributed to Class B Certificatehold                0.00
 Class B Principal Funding Account Balance       N/A

 Class A Interest Payment/Deposit
   from Collection Account                               1,998,750.00
   from Principal Funding Account                                0.00
   Paid to Class A Certificateholders                    1,998,750.00
   Interest Funding Account Balance                              0.00

 Class B Interest Payment/Deposit
   from Collection Account                                 150,000.00
   from Principal Funding Account                                0.00
   Paid to Class B Certificateholders                      150,000.00
   Interest Funding Account Balance]                             0.00

Class A Investor Charge-Offs                                     0.00
Reimbursement of Class A Investor Charge-Offs                    0.00
Cumulative Unreimbursed Class A Investor Charge-O                0.00

Reduction of Class B Invested Amount (Other than                 0.00
Class B Investor Charge-Offs                                     0.00
Reimbursement of Class B Investor Charge-Offs                    0.00
Cumulative Unreimbursed Class B Investor Charge-O                0.00

Reduction of the Collateral Invested Amount (Othe                0.00
Collateral Charge-Offs                                           0.00
Reimbursement of Collateral Invested Amount reduc                0.00
Cumulative Unreimbursed Collateral Invested Amoun                0.00
Previous month's ending Collateral Invested Amoun       45,000,000.00
Current Month's ending Collateral Invested Amount       45,000,000.00

Unpaid current Allocated Servicing Fee                           0.00
Reimbursement of unpaid Allocated Servicing Fee                  0.00
Cumulative unreimbursed unpaid Allocated Serving                 0.00

Total Distributions to Class A, B, CIA  (principa        4,515,392.95

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]       1,254,885,329.03
Average Principal outstanding based upon addition    1,254,885,329.03
Principal Receivables outstanding [End of Month]     1,193,550,884.41
Finance Charge and Administrative Receivables out      113,674,918.53

Class A Invested Amount                                307,500,000.00
Class B Invested Amount                                 22,500,000.00
Collateral Invested Amount                              45,000,000.00
Invested Amount                                        375,000,000.00

Series Adjusted Invested Amount                        375,000,000.00
    Revolving or Accumulation Period                   375,000,000.00
    Controlled Amortization  Period              N/A
        Seller Specified Numerator                               0.00
        125% Amount                                              0.00
    Early Amortization  Period                   N/A

Series Required Seller Amount                           37,500,000.00
Required Collateral Amount                              45,000,000.00
Available Collateral Amount                             45,000,000.00

Class A Certificate Balance                            307,500,000.00
Class B Certificate Balance                             22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                 0.00
   Deposit of Excess Collections                                 0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                0.00
      To reimburse Class A Investor Charge-Offs                  0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                 0.00
      To fund the Class B Investor Default Amount                0.00
      To reimburse Class B Invested Amount reduct                0.00
             Total                                               0.00
   Deposit of Collateral Monthly Principal                       0.00
   Net Available                                                 0.00
   Required Cash Collateral Amount                               0.00
   Collateral Surplus                                            0.00
   Cash Collateral Account Surplus                               0.00
   End Balance                                                   0.00

Collateral Surplus (Prime)                                       0.00
Cash Collateral Account Surplus (Prime)                          0.00

**********************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust            20-Feb-97
**********************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                 6.500000
   2. Principal distribution per $1,000 interest             0.000000
   3. Interest distribution per $1,000 interest              6.500000

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                            109,174,392.77
      (b) Collections of Finance Charge & Adminis       22,429,180.59
      (c) Collections of Principal                      86,745,212.18

   2. Allocation of Receivables
      (a) Class A Invested Percentage                      82.0000000%
      (b) Principal Allocation Percentage        N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account              N/A
      (b) Total amount on deposit in Principal
          Funding Account                        N/A

   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)              59,789,801.39
                                    (%)                          4.57%
      (b) 60 - 89 days (Del Stat 2) -- ($)              26,603,520.79
                                     (%)                         2.04%
      (c) 90+ days (Del Stat 3+) -- ($)                 93,102,670.14
                                               (%                7.12%

   5. Class A Investor Default Amount                    1,742,453.93


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Dat            0.000000
      (b) The amount of Item 6(a) per $1,000 inte            0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                               0.000000
      (d) The amount of Item 6(c) per $1,000 inte            0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such P            0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date             625,000.00

   8. Deficit Controlled Amortization Amount for                 0.00

C. Class A Pool Factor                                     1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                    1,193,550,884.41

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the precedin      113,674,918.53

E. Class B Certificates

   1. Class B Invested Amount as of the end of th       22,500,000.00

   2. Available Collateral Invested Amount as of        45,000,000.00

**********************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
**********************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                 6.666667
   2. Principal distribution per $1,000 interest             0.000000
   3. Interest distribution per $1,000 interest              6.666667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                            109,174,392.77
      (b) Collections of FC&A                           22,429,180.59
      (c) Collections of Principal                      86,745,212.18

   2. Allocation of Receivables
      (a) Class B Invested Percentage                       6.0000000%
      (b) Principal Allocation Percentage        N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                            NA
      (b) Total amount on deposit in Principal
          Funding Account                                          NA

   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)              59,789,801.39
                                    (%)                          4.57%
      (b) 60 - 89 days (Del Stat 2) -- ($)              26,603,520.79
                                     (%)                         2.04%
      (c) 90+ days (Del Stat 3+) -- ($)                 93,102,670.14
                                               (%                7.12%

   5. Class B Investor Default Amount                      127,496.63


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                       0.000000
      (b) The amount of Item 6(a) per $1,000 inte            0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductio            0.000000
      (d) The amount of Item 6(c) per $1,000 inte            0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such P            0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                0.000000
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                           0.00%

   8. Available Collateral Invested Amount              45,000,000.00

   9. Deficit Controlled Amortization Amount for                 0.00

C. Class B Pool Factor                                     1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                    1,193,550,884.41

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the precedin      113,674,918.53